UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2004


                                MONACO GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0 - 50752               98-0404764
           --------                     ---------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 213-0028
                                 --------------
                         (Registrant's telephone number)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

On May 25, 2004, Monaco Group Inc. (the "Company") entered into an Asset Purchase Agreement with Sweet Valley Foods Inc., an Ontario corporation ("Sweet Valley"), and MG Holdings Inc., an Ontario corporation and the Company's wholly owned subsidiary ("MG Holdings") (the "Asset Purchase Agreement"). Sweet Valley is a manufacturer, processor, and distributor of sugar and other grocery products.

On June 21, 2004, the parties entered into Asset Purchase Amending Agreement (the "Amendment") to amend certain provisions of the Asset Purchase Agreement. Under the terms of the Asset Purchase Agreement, as modified by the Amendment, Sweet Valley would sell to MG Holdings its assets related to the manufacturing, processing, and selling of sugar in consideration of $80,000 Canadian dollars in cash, 750,000 exchangeable shares of stock of MG Holdings (the "Exchangeable Shares"), and cash compensation for its inventory (the "Sugar Asset Transaction").

On July 27, 2004, the parties completed the Sugar Asset Transaction. The value of the inventory purchased, as at July 1, 2004, was $282,724.78 (Canadian Dollars). Couprie, Fenton Inc., a corporation owned by certain shareholders of Sweet Valley, has agreed to finance this inventory purchase on a short-term basis. The cash paid by MG Holdings at closing was $80,000.00 (Canadian Dollars). Burgio Family Holdings Inc., the largest shareholder of the Company, agreed to loan funds to the Company to complete this purchase. For financial reporting purposes, this transaction will be effective as of July 1, 2004. The assets acquired will continue to be used to manufacture, process, and distribute sugar. Sweet Valley has agreed to change its name within 30 days.

The following is a summary description of the Exchangeable Shares. Such description is qualified in its entirety by reference to (i) the Exchange Agreement, dated as of July 27, 2004, by and among Sweet Valley, MG Holdings, and the Company ("Exchange Agreement"), (ii) the Certificate of Incorporation of MG Holdings, dated November 10, 2003 ("MG Holdings Certificate"), and (iii) the Amendment to the Certificate of Incorporation of MG Holdings, dated July 16, 2004 ("MG Holdings Certificate Amendment"). Copies of the Exchange Agreement, MG Holdings Certificate, and MG Holdings Certificate Amendment are attached hereto as Exhibits 4.3 to 4.5.

     (i) Each Exchangeable Share may be exchanged for two shares of Company common stock.

     (ii) On not less than 30 days prior notice, MG Holdings may redeem some or all of the then outstanding Exchangeable Shares ("Redemption") on any date selected by its board of directors for the price of $1.25 per Exchangeable Share.

     (iii) Holders of Exchangeable Shares shall have until the 10th day immediately preceding the Redemption to elect, by written notice to the Company, to exchange the Exchangeable Shares for Company common stock.

The Company has formed a new subsidiary called Sweet Valley Food Corporation, an Ontario corporation, to operate the business and assets acquired by MG Holdings Inc.

Skyway Wholesale Grocers Inc., a subsidiary of Burgio Family Holdings Inc., the Company's largest shareholder, buys approximately 10% of the sugar distributed by Sweet Valley each year. The price paid by Skyway Wholesale Grocers for the sugar is in line with market rates.

Leo Couprie, a director of Sweet Valley, has been appointed to the board of directors of the Company. Mr. Couprie is also the Chairman of Couprie, Fenton Inc. Tyrone Ganpaul, a director of Sweet Valley, has been appointed Vice President of the Company.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
-------------------------------------------------

On July 27, 2004, as part of the Sugar Asset Transaction, the Board of Directors of the Company ("Board"), acting by unanimous written consent, appointed Leo Couprie to the Board of the Company and appointed Tyrone Ganpaul to the office of Vice President of the Company.

Leo Couprie serves on the board of directors of Sweet Valley. Mr. Couprie is also the Chairman of Couprie, Fenton Inc., a company he co-founded in 1986. For 1994 to 1996, Mr. Couprie was the President of C&F Meat Brokers and from 1974 to 1984, a trader for Canada Packers Limited, International Division. Mr. Couprie also serves on the board of directors of Mortgage Central and Voyager Group Inc. Since 2001, he has served as the Chair of Seneca College's International Business Advisory Board.

Tyrone Ganpaul is currently the president and a director of Sweet Valley. Mr. Ganpaul has a wide ranging experience in financial management, marketing, control, and development for a number of business environments especially food, consumer products and resource products. From 2001 to 1994, he was a business development consultant for various companies, including Goudas Food Products Company Limited. From 1987 to 1994, Mr. Ganpaul was Vice President Finance for Export Packers Company Limited. Mr. Ganpaul has a degree in Economics and Business Administration from the University of Guyana and a RIA diploma from the Society of Management Accountants (formerly the Society of Registered Industrial Accountants).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Financial statements of business acquired.

     The financial statements required by this item are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than October 11, 2004.

(b)  Pro forma financial information.

     The pro forma financial information required by this item is not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but no later than October 11, 2004.

(c)  Exhibits

Exhibit Number      Description
--------------      -----------

4.3 Exchange Agreement, dated as of July 27, 2004, by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc.

4.4                 Certificate of Incorporation of MG Holdings,  dated November
                    10, 2003

4.5                 Amendment  to  the  Certificate  of   Incorporation   of  MG
                    Holdings, dated July 16, 2004

10.2 Asset Purchase Agreement dated May 25, 2004 by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on May 28, 2004).

10.3 Asset Purchase Amending Agreement dated June 21, 2004 by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc. (incorporated by reference from the Company's Current Report on Form 8-K/A filed with the SEC on June 22,
                    2004).


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Monaco Group Inc.
                                        (Registrant)



                                        /s/ Peter Nelipa
                                        ----------------------------
                                        Peter Nelipa
                                        Chief Executive Officer
                                        (Duly Authorized Officer)

                                        Date: August 2, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number      Description
--------------      -----------

4.3 Exchange Agreement, dated as of July 27, 2004, by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc.

4.4                 Certificate of Incorporation of MG Holdings,  dated November
                    10, 2003

4.5                 Amendment  to  the  Certificate  of   Incorporation   of  MG
                    Holdings, dated July 16, 2004

10.2 Asset Purchase Agreement dated May 25, 2004 by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on May 28, 2004).

10.3 Asset Purchase Amending Agreement dated June 21, 2004 by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc. (incorporated by reference from the Company's Current Report on Form 8-K/A filed with the SEC on June 22,
                    2004).